                                                               Exhibit (g)(1)(v)

                             FORM OF AMENDMENT NO. 4
                                       TO
                               CUSTODIAN AGREEMENT


         Form of Amendment No. 4, dated as of ___________, 1999 ("Amendment"), to the Custodian Agreement dated as of April 14, 1997 ("Original Agreement"), as amended by Amendment No. 1, dated as of December 9, 1997, Amendment No. 2, dated as of December 31, 1998, and Amendment No. 3 dated as of April 30, 1999 (collectively the "Agreement") by and between EQ Advisors Trust and The Chase Manhattan Bank.

         The parties hereto agree that Appendix A to the Agreement is replaced in its entirety by Appendix A attached hereto.

         Except as modified and amended hereby, the Agreement is hereby ratified and confirmed in full force and effect in accordance with its terms.

         IN WITNESS WHEREOF, the parties have executed and delivered this Form of Amendment No. 4 as of the date first above set forth.


EQ ADVISORS TRUST                            THE CHASE MANHATTAN BANK

By:                                          By:
   ---------------------------------            ------------------------------
     Name:  Peter D. Noris                         Name:  John K. Breitweg
     Title:  President and Trustee                 Title:  Vice President










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

                                   APPENDIX A
                                       TO
                             FORM OF AMENDMENT NO. 4
                                       TO
                               CUSTODIAN AGREEMENT


              PORTFOLIOS AND CLASSES COVERED BY CUSTODIAN AGREEMENT


  Portfolios                                                   Classes
  ----------                                                   -------
  BT Equity 500 Index Portfolio                                Class IA and Class IB
  BT International Equity Index Portfolio                      Class IA and Class IB
  BT Small Company Index Portfolio                             Class IA and Class IB
  EQ/Alliance Premier Growth Portfolio                         Class IA and Class IB
  Capital Guardian International Portfolio                     Class IA and Class IB
  Capital Guardian Research Portfolio                          Class IA and Class IB
  Capital Guardian U.S. Equity Portfolio                       Class IA and Class IB
  EQ/Putnam Balanced Portfolio                                 Class IA and Class IB
  EQ/Putnam Growth & Income Value Portfolio                    Class IA and Class IB
  EQ/Putnam International Equity Portfolio                     Class IA and Class IB
  EQ/Putnam Investors Growth Portfolio                         Class IA and Class IB
  EQ/Evergreen Foundation Portfolio                            Class IA and Class IB
  EQ/Evergreen Portfolio                                       Class IA and Class IB
  JPM Core Bond Portfolio                                      Class IA and Class IB
  Lazard Large Cap Value Portfolio                             Class IA and Class IB
  Lazard Small Cap Value Portfolio                             Class IA and Class IB
  Merrill Lynch Basic Value Equity Portfolio                   Class IA and Class IB
  Merrill Lynch World Strategy Portfolio                       Class IA and Class IB
  MFS Emerging Growth Companies Portfolio                      Class IA and Class IB
  MFS Growth with Income Portfolio                             Class IA and Class IB
  MFS Research Portfolio                                       Class IA and Class IB
  Morgan Stanley Emerging Markets Equity Portfolio             Class IA and Class IB
  T. Rowe Price Equity Income Portfolio                        Class IA and Class IB
  T. Rowe Price International Stock Portfolio                  Class IA and Class IB
  Warburg Pincus Small Company Value Portfolio                 Class IA and Class IB
  Alliance Money Market Portfolio                              Class IA and Class IB
  Alliance Intermediate Government Securities Portfolio        Class IA and Class IB
  Alliance Quality Bond Portfolio                              Class IA and Class IB
  Alliance High Yield Portfolio                                Class IA and Class IB
  Alliance Balanced Portfolio                                  Class IA and Class IB
  Alliance Conservative Investors Portfolio                    Class IA and Class IB
  Alliance Growth Investors Portfolio                          Class IA and Class IB
  Alliance Common Stock Portfolio                              Class IA and Class IB
  Alliance Equity Index Portfolio                              Class IA and Class IB
  Alliance Growth And Income Portfolio                         Class IA and Class IB


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 Alliance Aggressive Stock Portfolio                          Class IA and Class IB
 Alliance Small Cap Growth Portfolio                          Class IA and Class IB
 Alliance Global Portfolio                                    Class IA and Class IB
 Alliance International Portfolio                             Class IA and Class IB





















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